                                                                    EXHIBIT 24.1

                        POWER OF ATTORNEY OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned directors of Applied Materials, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints James C. Morgan, Joseph R. Bronson and Joseph J. Sweeney and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to up to 38,200,000 shares of Common Stock issuable under the Applied Materials, Inc. 1995 Equity Incentive Plan and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2000.

/s/ Michael H. Armacost                                March 22, 2000
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          Michael H. Armacost

/s/ Deborah A. Coleman                                 March 22, 2000
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          Deborah A. Coleman

/s/ Herbert M. Dwight, Jr.                             March 22, 2000
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          Herbert M. Dwight, Jr.

/s/ Philip V. Gerdine                                  March 22, 2000
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          Philip V. Gerdine

/s/ Tsuyoshi Kawanishi                                 March 22, 2000
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          Tsuyoshi Kawanishi

/s/ Paul R. Low                                        March 22, 2000
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          Paul R. Low

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          Dan Maydan

/s/ Steven L. Miller                                   March 22, 2000
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          Steven L. Miller

/s/ James C. Morgan                                    March 22, 2000
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          James C. Morgan

/s/ Stan Shih                                          March 22, 2000
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          Stan Shih